Supplement and Prospectus dated April 30, 2004

      Evergreen New Solutions Variable Annuity -- 45272 G (4/04)

Page 25 of the prospectus is supplemented to read:

The Investment Objectives and Policies for Van Kampen Life Investment Trust Comstock Portfolio Class II Shares are:

Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.



45272-4 A (4/04)